BORROWINGS (Tables)	6 Months Ended
Jun. 30, 2026
Borrowings [abstract]
Summary of Carrying Amount of the Group's Term Loan and Movements

	As of June 30,
	2026	2025
As at January 1	118,636	22,931
Proceeds from borrowings	8,000	94,500
Repayment of principal	(5,625)	(23,381)
Issuance costs related to borrowings	—	(5,843)
Interest expense on borrowings (1) (Note 21)	5,566	4,103
Interest payment attributable to third party borrowings	(4,251)	(1,875)
Translation differences	(1)	(162)
As at June 30 (2)	122,325	90,273
(1) Interest expense on borrowings is gross of the net interest income from the settlements of the derivative financial instrument used to hedge liabilities of $567 for the six months ended June 30, 2026 (June 30, 2025: $414).
(2) As of June 30, 2026, borrowings of $58,785 and $63,540 relate to the Term Loan and Revolving Credit Facility, respectively. As of June 30, 2025, borrowings of $73,312 and $16,961 relate to the Term Loan and Revolving Credit Facility, respectively.